Exhibit 4.2

PFIZER INC.

and

THE BANK OF NEW YORK MELLON,
Trustee

SEVENTH SUPPLEMENTAL INDENTURE

Dated as of November 21, 2016

to

INDENTURE

Dated as of January 30, 2001

1.700% Notes due 2019

2.200% Notes due 2021

3.000% Notes due 2026

4.000% Notes due 2036

4.125% Notes due 2046

i

ii

Section 902.	Original Issue Amount of the 2021 Notes	12
Section 903.	Original Issue Amount of the 2026 Notes	12
Section 904.	Original Issue Amount of the 2036 Notes	12
Section 905.	Original Issue Amount of the 2046 Notes	12

ARTICLE TEN

MISCELLANEOUS

Section 1001.	Ratification of Indenture	12
Section 1002.	Trustee Not Responsible for Recitals	13
Section 1003.	Governing Law	13
Section 1004.	Separability	13
Section 1005.	Counterparts	13
Section 1006.	Trust Indenture Act	13

Exhibits

Exhibit A	Form of 2019 Note
Exhibit B	Form of 2021 Note
Exhibit C	Form of 2026 Note
Exhibit D	Form of 2036 Note
Exhibit E	Form of 2046 Note

iii

SEVENTH SUPPLEMENTAL INDENTURE, dated as of November 21, 2016 (the “Seventh Supplemental Indenture”), between Pfizer Inc., a corporation duly organized and existing under the laws of the State of Delaware, having its principal office at 235 East 42nd Street, New York, New York 10017 (the “Company”), and The Bank of New York Mellon (formerly The Bank of New York, a New York banking corporation (successor to JPMorgan Chase Bank, N.A. (formerly JPMorgan Chase Bank, formerly The Chase Manhattan Bank (successor to The Chase Manhattan Bank (National Association)))), as trustee (the “Trustee”).

WHEREAS, the Company executed and delivered the indenture, dated as of January 30, 2001, to the Trustee (the “Indenture”), to provide for the issuance of the Company’s notes, bonds, debentures or any other evidences of indebtedness (the “Securities”), in one or more fully registered series;

WHEREAS, pursuant to Section 901 of the Indenture, the Company desires to provide for the issuance of (i) a new series of its Securities to be known as its 1.700% Notes due 2019 (the “2019 Notes”), (ii) a new series of its Securities to be known as its 2.200% Notes due 2021 (the “2021 Notes”), (iii) a new series of its Securities to be known as its 3.000% Notes due 2026 (the “2026 Notes”) (iv) a new series of its Securities to be known as its 4.000% Notes due 2036 (the “2036 Notes”) and (v) a new series of its Securities to be known as its 4.125% Notes due 2046 (the “2046 Notes”, together with the 2019 Notes, the 2021 Notes, the 2026 Notes and the 2036 Notes, the “Notes”), and to establish the forms of the Notes thereof, as provided in Section 202 of the Indenture, and to set forth the terms thereof, as provided in Section 301 of the Indenture;

WHEREAS, the Board of Directors of the Company, pursuant to resolutions duly adopted, has duly authorized the issuance of the Company’s debt securities and the Securities Issuance Committee of the Company, pursuant to a resolution duly adopted on November 14, 2016, has duly authorized the issuance of $1,000,000,000 aggregate principal amount of 2019 Notes, $1,000,000,000 aggregate principal amount of 2021 Notes, $1,750,000,000 aggregate principal amount of 2026 Notes, $1,000,000,000 aggregate principal amount of 2036 Notes and $1,250,000,000 aggregate principal amount of 2046 Notes, and has authorized the proper officers of the Company to execute any and all appropriate documents necessary or appropriate to effect such issuance;

WHEREAS, the Company has requested that the Trustee execute and deliver this Seventh Supplemental Indenture; and

WHEREAS, all things necessary to make this Seventh Supplemental Indenture a valid agreement of the Company, in accordance with its terms, and to make the Notes, when executed by the Company and authenticated and delivered by the Trustee, the valid obligations of the Company, have been done;

NOW THEREFORE, in consideration of the premises and the purchase and acceptance of the Notes by the Holders thereof, and for the purpose of setting forth, as provided in the Indenture, the forms and terms of the Notes, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Notes, as follows:

ARTICLE ONE

DEFINITIONS

Section 101.   Definition of Terms. Unless the context otherwise requires:

(a)                                 each term defined in the Indenture has the same meaning when used in this Seventh Supplemental Indenture;

(b)                                 each term defined anywhere in this Seventh Supplemental Indenture has the same meaning throughout;

(c)                                  the singular includes the plural and vice versa; and

(d)                                 headings are for convenience of reference only and do not affect interpretation.

ARTICLE TWO

GENERAL TERMS AND CONDITIONS OF THE 2019 NOTES

Section 201.   Designation and Principal Amount. There is hereby authorized and established a series of Securities under the Indenture, designated as the “1.700% Notes due 2019”, which is not limited in aggregate principal amount. The aggregate principal amount of the 2019 Notes to be issued on the date hereof is set forth in Article Nine herein.

Section 202.   Maturity. The Stated Maturity of principal of the 2019 Notes is December 15, 2019.

Section 203.   Further Issues. The Company may from time to time, without the consent of the Holders of the 2019 Notes, issue additional 2019 Notes. Any such additional 2019 Notes will have the same ranking, interest rate, maturity date and other terms as the 2019 Notes herein provided for. Any such additional 2019 Notes, together with the 2019 Notes herein provided for, will constitute a single series of Securities under the Indenture. No additional 2019 Notes may be issued if an Event of Default has occurred and is continuing with respect to the 2019 Notes. The Company will not issue any additional 2019 Notes intended to form a single series with the 2019 Notes herein provided for unless such additional 2019 Notes will be fungible with the 2019 Notes herein provided for, for U.S. federal income tax purposes.

Section 204.   Global Notes. Upon their original issuance, the 2019 Notes will be represented by one or more Global Securities registered in the name of Cede & Co., the nominee of The Depository Trust Company (“DTC”). The Company will deposit the Global Securities with DTC or its custodian and register the Global Securities in the name of Cede & Co.

Section 205.   Interest. The 2019 Notes will bear interest (computed on the basis of a 360-day year consisting of twelve 30-day months) from November 21, 2016 at the rate of 1.700% per annum, payable semiannually in arrears; interest payable on each Interest Payment Date (as defined in the Indenture) will include interest accrued from November 21, 2016, or from the most recent Interest Payment Date to which interest has been paid or duly provided for; the Interest Payment Dates on which such interest shall be payable are June 15 and December 15, beginning on June 15, 2017; and the Regular Record Date for the interest payable on any Interest Payment Date is the close of business on the June 1 or December 1 (whether or not a Business Day), as the case may be, immediately preceding the relevant Interest Payment Date. If any Interest Payment Date falls on a day that is not a Business Day, the required payment on that day will be due on the next succeeding Business Day as if made on the date the payment was due, and no interest will accrue on that payment for the period from and after that Interest Payment Date to the date of payment on the next succeeding Business Day.

Section 206.   Authorized Denominations. The 2019 Notes shall be issuable in denominations of $2,000 and integral multiples of $1,000 in excess thereof.

Section 207.   Redemption. The 2019 Notes are subject to redemption at the option of the Company as described in Article Seven hereof.

Section 208.   Appointment of Agents. The Trustee will initially be the Security Registrar and Paying Agent for the 2019 Notes and will act as such only at its corporate trust offices in the Borough of Manhattan, City of New York.

ARTICLE THREE

GENERAL TERMS AND CONDITIONS OF THE 2021 NOTES

Section 301.   Designation and Principal Amount. There is hereby authorized and established a series of Securities under the Indenture, designated as the “2.200% Notes due 2021”, which is not limited in aggregate principal amount. The aggregate principal amount of the 2021 Notes to be issued on the date hereof is set forth in Article Nine herein.

Section 302.   Maturity. The Stated Maturity of principal of the 2021 Notes is December 15, 2021.

Section 303.   Further Issues. The Company may from time to time, without the consent of the Holders of the 2021 Notes, issue additional 2021 Notes. Any such additional 2021 Notes will have the same ranking, interest rate, maturity date and other terms as the 2021 Notes herein provided for. Any such additional 2021 Notes, together with the 2021 Notes herein provided for, will constitute a single series of Securities under the Indenture. No additional 2021 Notes may be issued if an Event of Default has occurred and is continuing with respect to the 2021 Notes. The Company will not issue any additional 2021 Notes intended to form a single series with the 2021 Notes herein provided for unless such additional 2021 Notes will be fungible with the 2021 Notes herein provided for, for U.S. federal income tax purposes.

Section 304.   Global Notes. Upon their original issuance, the 2021 Notes will be represented by one or more Global Securities registered in the name of Cede & Co., the nominee of DTC. The Company will deposit the Global Securities with DTC or its custodian and register the Global Securities in the name of Cede & Co.

Section 305.   Interest. The 2021 Notes will bear interest (computed on the basis of a 360-day year consisting of twelve 30-day months) from November 21, 2016 at the rate of 2.200% per annum, payable semiannually in arrears; interest payable on each Interest Payment Date (as defined in the Indenture) will include interest accrued from November 21, 2016, or from the most recent Interest Payment Date to which interest has been paid or duly provided for; the Interest Payment Dates on which such interest shall be payable are June 15 and December 15, beginning on June 15, 2017; and the Regular Record Date for the interest payable on any Interest Payment Date is the close of business on the June 1 or December 1 (whether or not a Business Day), as the case may be, immediately preceding the relevant Interest Payment Date. If any Interest Payment Date falls on a day that is not a Business Day, the required payment on that day will be due on the next succeeding Business Day as if made on the date the payment was due, and no interest will accrue on that payment for the period from and after that Interest Payment Date to the date of payment on the next succeeding Business Day.

Section 306.   Authorized Denominations. The 2021 Notes shall be issuable in denominations of $2,000 and integral multiples of $1,000 in excess thereof.

Section 307.   Redemption. The 2021 Notes are subject to redemption at the option of the Company as described in Article Seven hereof.

Section 308.   Appointment of Agents. The Trustee will initially be the Security Registrar and Paying Agent for the 2021 Notes and will act as such only at its corporate trust offices in the Borough of Manhattan, City of New York.

ARTICLE FOUR

GENERAL TERMS AND CONDITIONS OF THE 2026 NOTES

Section 401.   Designation and Principal Amount. There is hereby authorized and established a series of Securities under the Indenture, designated as the “3.000% Notes due 2026”, which is not limited in aggregate principal amount. The aggregate principal amount of the 2026 Notes to be issued on the date hereof is set forth in Article Nine herein.

Section 402.   Maturity. The Stated Maturity of principal of the 2026 Notes is December 15, 2026.

Section 403.   Further Issues. The Company may from time to time, without the consent of the Holders of the 2026 Notes, issue additional 2026 Notes. Any such additional 2026 Notes will have the same ranking, interest rate, maturity date and other terms as the 2026 Notes herein provided for. Any such additional 2026 Notes, together with the 2026 Notes herein provided for, will constitute a single series of Securities under the Indenture. No additional 2026 Notes may be issued if an Event of Default has occurred and is continuing with respect to the 2026 Notes. The Company will not issue any additional 2026 Notes intended to form a single series with the 2026 Notes herein provided for unless such additional 2026 Notes will be fungible with the 2026 Notes herein provided for, for U.S. federal income tax purposes.

Section 404.   Global Notes. Upon their original issuance, the 2026 Notes will be represented by one or more Global Securities registered in the name of Cede & Co., the nominee of DTC. The Company will deposit the Global Securities with DTC or its custodian and register the Global Securities in the name of Cede & Co.

Section 405.   Interest. The 2026 Notes will bear interest (computed on the basis of a 360-day year consisting of twelve 30-day months) from November 21, 2016 at the rate of 3.000% per annum, payable semiannually in arrears; interest payable on each Interest Payment Date (as defined in the Indenture) will include interest accrued from November 21, 2016, or from the most recent Interest Payment Date to which interest has been paid or duly provided for; the Interest Payment Dates on which such interest shall be payable are June 15 and December 15, beginning on June 15, 2017; and the Regular Record Date for the interest payable on any Interest Payment Date is the close of business on the June 1 or December 1 (whether or not a Business Day), as the case may be, immediately preceding the relevant Interest Payment Date. If any Interest Payment Date falls on a day that is not a Business Day, the required payment on that day will be due on the next succeeding Business Day as if made on the date the payment was due, and no interest will accrue on that payment for the period from and after that Interest Payment Date to the date of payment on the next succeeding Business Day.

Section 406.   Authorized Denominations. The 2026 Notes shall be issuable in denominations of $2,000 and integral multiples of $1,000 in excess thereof.

Section 407.   Redemption. The 2026 Notes are subject to redemption at the option of the Company as described in Article Seven hereof.

Section 408.   Appointment of Agents. The Trustee will initially be the Security Registrar and Paying Agent for the 2026 Notes and will act as such only at its corporate trust offices in the Borough of Manhattan, City of New York.

ARTICLE FIVE

GENERAL TERMS AND CONDITIONS OF THE 2036 NOTES

Section 501.   Designation and Principal Amount. There is hereby authorized and established a series of Securities under the Indenture, designated as the “4.000% Notes due 2036”, which is not limited in aggregate principal amount. The aggregate principal amount of the 2036 Notes to be issued on the date hereof is set forth in Article Nine herein.

Section 502.   Maturity. The Stated Maturity of principal of the 2036 Notes is December 15, 2036.

Section 503.   Further Issues. The Company may from time to time, without the consent of the Holders of the 2036 Notes, issue additional 2036 Notes. Any such additional 2036 Notes will have the same ranking, interest rate, maturity date and other terms as the 2036 Notes herein provided for. Any such additional 2036 Notes, together with the 2036 Notes herein provided for, will constitute a single series of Securities under the Indenture. No additional 2036 Notes may be issued if an Event of Default has occurred and is continuing with respect to the 2036 Notes. The Company will not issue any additional 2036 Notes intended to form a single series with the 2036 Notes herein provided for unless such additional 2036 Notes will be fungible with the 2036 Notes herein provided for, for U.S. federal income tax purposes.

Section 504.   Global Notes. Upon their original issuance, the 2036 Notes will be represented by one or more Global Securities registered in the name of Cede & Co., the nominee of DTC. The Company will deposit the Global Securities with DTC or its custodian and register the Global Securities in the name of Cede & Co.

Section 505.   Interest. The 2036 Notes will bear interest (computed on the basis of a 360-day year consisting of twelve 30-day months) from November 21, 2016 at the rate of 4.000% per annum, payable semiannually in arrears; interest payable on each Interest Payment Date (as defined in the Indenture) will include interest accrued from November 21, 2016, or from the most recent Interest Payment Date to which interest has been paid or duly provided for; the Interest Payment Dates on which such interest shall be payable are June 15 and December 15, beginning on June 15, 2017; and the Regular Record Date for the interest payable on any Interest Payment Date is the close of business on the June 1 or December 1 (whether or not a Business Day), as the case may be, immediately preceding the relevant Interest Payment Date. If any Interest Payment Date falls on a day that is not a Business Day, the required payment on that day will be due on the next succeeding Business Day as if made on the date the payment was due, and no interest will accrue on that payment for the period from and after that Interest Payment Date to the date of payment on the next succeeding Business Day.

Section 506.   Authorized Denominations. The 2036 Notes shall be issuable in denominations of $2,000 and integral multiples of $1,000 in excess thereof.

Section 507.   Redemption. The 2036 Notes are subject to redemption at the option of the Company as described in Article Seven hereof.

Section 508.   Appointment of Agents. The Trustee will initially be the Security Registrar and Paying Agent for the 2036 Notes and will act as such only at its corporate trust offices in the Borough of Manhattan, City of New York.

ARTICLE SIX

GENERAL TERMS AND CONDITIONS OF THE 2046 NOTES

Section 601.   Designation and Principal Amount. There is hereby authorized and established a series of Securities under the Indenture, designated as the “4.125% Notes due 2046”, which is not limited in aggregate principal amount. The aggregate principal amount of the 2046 Notes to be issued on the date hereof is set forth in Article Nine herein.

Section 602.   Maturity. The Stated Maturity of principal of the 2046 Notes is December 15, 2046.

Section 603.   Further Issues. The Company may from time to time, without the consent of the Holders of the 2046 Notes, issue additional 2046 Notes. Any such additional 2046 Notes will have the same ranking, interest rate, maturity date and other terms as the 2046 Notes herein provided for. Any such additional 2046 Notes, together with the 2046 Notes herein provided for, will constitute a single series of Securities under the Indenture. No additional 2046 Notes may be issued if an Event of Default has occurred and is continuing with respect to the 2046 Notes. The Company will not issue any additional 2046 Notes intended to form a single series with the 2046 Notes herein provided for unless such additional 2046 Notes will be fungible with the 2046 Notes herein provided for, for U.S. federal income tax purposes.

Section 604.   Global Notes. Upon their original issuance, the 2046 Notes will be represented by one or more Global Securities registered in the name of Cede & Co., the nominee of DTC. The Company will deposit the Global Securities with DTC or its custodian and register the Global Securities in the name of Cede & Co.

Section 605.   Interest. The 2046 Notes will bear interest (computed on the basis of a 360-day year consisting of twelve 30-day months) from November 21, 2016 at the rate of 4.125% per annum, payable semiannually in arrears; interest payable on each Interest Payment Date (as defined in the Indenture) will include interest accrued from November 21, 2016, or from the most recent Interest Payment Date to which interest has been paid or duly provided for; the Interest Payment Dates on which such interest shall be payable are June 15 and December 15, beginning on June 15, 2017; and the Regular Record Date for the interest payable on any Interest Payment Date is the close of business on the June 1 or December 1 (whether or not a Business Day), as the case may be, immediately preceding the relevant Interest Payment Date. If any Interest Payment Date falls on a day that is not a Business Day, the required payment on that day will be due on the next succeeding Business Day as if made on the date the payment was due, and no interest will accrue on that payment for the period from and after that Interest Payment Date to the date of payment on the next succeeding Business Day.

Section 606.   Authorized Denominations. The 2046 Notes shall be issuable in denominations of $2,000 and integral multiples of $1,000 in excess thereof.

Section 607.   Redemption. The 2046 Notes are subject to redemption at the option of the Company as described in Article Seven hereof.

Section 608.   Appointment of Agents. The Trustee will initially be the Security Registrar and Paying Agent for the 2046 Notes and will act as such only at its corporate trust offices in the Borough of Manhattan, City of New York.

ARTICLE SEVEN

OPTIONAL REDEMPTION; NO SINKING FUND

Section 701.   Optional Redemption by Company.

(a)                                 At the Company’s option, the 2019 Notes may be redeemed, in whole or in part, at any time and from time to time (each a “2019 Redemption Date”) at a redemption price to be calculated on the basis of a 360-day year consisting of twelve 30-day months (the “2019 Redemption Price”) equal to the greater of the following amounts:

(i)                                     100% of the principal amount of the 2019 Notes being redeemed on the relevant 2019 Redemption Date, and

(ii)                                  the sum of the present values of the remaining scheduled payments of principal and interest on the 2019 Notes being redeemed on the applicable 2019 Redemption Date (not including the amount, if any, of accrued and unpaid interest to, but excluding, such 2019 Redemption Date) discounted to such 2019 Redemption Date on a semi-annual basis at the Treasury Rate as determined by the Independent Investment Banker, plus 10 basis points;

plus, in each of the cases of (a)(i) and (a)(ii) above, accrued and unpaid interest on the 2019 Notes being redeemed to, but excluding, such 2019 Redemption Date.

(b)                                 At the Company’s option, the 2021 Notes may be redeemed, in whole or in part, at any time and from time to time (each a “2021 Redemption Date”) at a redemption price to be calculated on the basis of a 360-day year consisting of twelve 30-day months (the “2021 Redemption Price”) equal to the greater of the following amounts:

(i)                                     100% of the principal amount of the 2021 Notes being redeemed on the relevant 2021 Redemption Date, and

(ii)                                  the sum of the present values of the remaining scheduled payments of principal and interest on the 2021 Notes being redeemed on the applicable 2021 Redemption Date (not including the amount, if any, of accrued and unpaid interest to, but excluding, such 2021 Redemption Date) discounted to such 2021 Redemption Date on a semi-annual basis at the Treasury Rate, as determined by the Independent Investment Banker, plus 10 basis points;

plus, in each of the cases of (b)(i) and (b)(ii) above, accrued and unpaid interest on the 2021 Notes being redeemed to, but excluding, such 2021 Redemption Date.

(c)                                  At the Company’s option, the 2026 Notes may be redeemed, in whole or in part, at any time and from time to time (each a “2026 Redemption Date”) at a redemption price to be calculated on the basis of a 360-day year consisting of twelve 30-day months (the “2026 Redemption Price”) equal to the greater of the following amounts:

(i)                                     100% of the principal amount of the 2026 Notes being redeemed on the relevant 2026 Redemption Date, and

(ii)                                  the sum of the present values of the remaining scheduled payments of principal and interest on the 2026 Notes being redeemed on the applicable 2026 Redemption Date (not including the amount, if any, of accrued and unpaid interest to, but excluding, such 2026 Redemption Date) discounted to such 2026 Redemption Date on a semi-annual basis at the Treasury Rate, as determined by the Independent Investment Banker, plus 15 basis points;

plus, in each of the cases of (c)(i) and (c)(ii) above, accrued and unpaid interest on the 2026 Notes being redeemed to, but excluding, such 2026 Redemption Date.

(d)                                 At the Company’s option, the 2036 Notes may be redeemed, in whole or in part, at any time and from time to time (each a “2036 Redemption Date”) at a redemption price to be calculated on the basis of a 360-day year consisting of twelve 30-day months (the “2036 Redemption Price”) equal to the greater of the following amounts:

(i)                                     100% of the principal amount of the 2036 Notes being redeemed on the relevant 2036 Redemption Date, and

(ii)                                  the sum of the present values of the remaining scheduled payments of principal and interest on the 2036 Notes being redeemed on the applicable 2036 Redemption Date (not including the amount, if any, of accrued and unpaid interest to, but excluding, such 2036 Redemption Date) discounted to such 2036 Redemption Date on a semi-annual basis at the Treasury Rate, as determined by the Independent Investment Banker, plus 15 basis points;

plus, in each of the cases of (d)(i) and (d)(ii) above, accrued and unpaid interest on the 2036 Notes being redeemed to, but excluding, such 2036 Redemption Date.

(e)                                  At the Company’s option, the 2046 Notes may be redeemed, in whole or in part, at any time and from time to time (each a “2046 Redemption Date”) at a redemption price to be calculated on the basis of a 360-day year consisting of twelve 30-day months (the “2046 Redemption Price”) equal to the greater of the following amounts:

(i)                                     100% of the principal amount of the 2046 Notes being redeemed on the relevant 2046 Redemption Date, and

(ii)                                  the sum of the present values of the remaining scheduled payments of principal and interest on the 2046 Notes being redeemed on the applicable 2046 Redemption Date (not including the amount, if any, of accrued and unpaid interest to, but excluding, such 2046 Redemption Date) discounted to such 2046

Redemption Date on a semi-annual basis at the Treasury Rate, as determined by the Independent Investment Banker, plus 20 basis points;

plus, in each of the cases of (e)(i) and (e)(ii) above, accrued and unpaid interest on the 2046 Notes being redeemed to, but excluding, such 2046 Redemption Date.

(f)                                   Notice of any redemption of the Notes of any series shall be given in the manner and otherwise in accordance with the provisions of Section 1104 of the Indenture; provided, however, that notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 10 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed, at his address appearing in the Security Register, and that any such notice in lieu of stating the applicable Redemption Price, shall state the manner in which such Redemption Price shall be calculated. If the Company has given notice of redemption as provided in the Indenture and funds for the redemption of the Notes called for redemption have been made available on the Redemption Date referred to in that notice, such Notes will cease to bear interest on such Redemption Date (unless the Company defaults in the payment of the applicable Redemption Price and accrued and unpaid interest). Any interest accrued to such Redemption Date will be paid as specified in such notice.

(g)                                  The following defined terms used in this Article Seven shall, unless the context otherwise requires, have the meanings specified below.

“Comparable Treasury Issue” means the United States Treasury security selected by the Independent Investment Banker as having a maturity comparable to the remaining term of the applicable Notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Notes.

“Comparable Treasury Price” means (A) the average of the Reference Treasury Dealer Quotations for the applicable Redemption Date and the applicable Notes to be redeemed, after excluding the highest and lowest of such Reference Treasury Dealer Quotations, or (B) if the Independent Investment Banker obtains fewer than four such Reference Treasury Dealer Quotations, the average of such Reference Treasury Dealer Quotations, or (C) if only one Reference Treasury Dealer Quotation is received, such Reference Treasury Dealer Quotation.

“Independent Investment Banker” means one of the Reference Treasury Dealers appointed by the Company to act as the “Independent Investment Banker.”

“Reference Treasury Dealer” means each of Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and RBC Capital Markets, LLC (or their respective affiliates that are Primary Treasury Dealers), and their respective successors; provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in the United States (a “Primary Treasury Dealer”), the Company will substitute therefor another Primary Treasury Dealer.

“Reference Treasury Dealer Quotation” means, with respect to each Reference Treasury Dealer and any Redemption Date and Notes to be redeemed, the average, as determined by the Independent Investment Banker, of the bid and asked prices for the Comparable Treasury Issue for such Notes (expressed in each case as a percentage of its principal amount) quoted in writing to the Independent Investment Banker by such Reference Treasury Dealer at 5:00 p.m. (New York City time) on the third Business Day preceding such Redemption Date.

“Treasury Rate” means the rate per annum equal to the semi-annual equivalent yield to maturity of the applicable Comparable Treasury Issue, assuming a price for such Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the applicable Comparable Treasury Price for the applicable Redemption Date.

(h)                                 In connection with any such redemption, each Reference Treasury Dealer shall deliver the Comparable Treasury Price to the Company and the Independent Investment Banker in writing two Business Days prior to the Redemption Date. At or prior to the time of giving of any notice of redemption to the Holders of any Notes to be redeemed, the Company shall deliver an Officers’ Certificate to the Trustee setting forth the calculation of the Redemption Price or the manner in which the Redemption Price shall be calculated, as relevant, applicable to such redemption. The Trustee shall be under no duty to inquire into, may conclusively presume the correctness of, and shall be fully protected in relying upon, the applicable Redemption Price as so calculated, or the manner in which such Redemption Price shall be calculated, as relevant, and set forth in such Officers’ Certificate.

Section 702.   No Sinking Fund. None of the 2019 Notes, the 2021 Notes, the 2026 Notes, the 2036 Notes or the 2046 Notes are entitled to the benefit of any sinking fund.

ARTICLE EIGHT

FORMS OF NOTES

Section 801.   Form of 2019 Note. The 2019 Notes and the Trustee’s Certificate of Authentication to be endorsed thereon are to be substantially in the forms set forth in Exhibit A hereto.

Section 802.   Form of 2021 Note. The 2021 Notes and the Trustee’s Certificate of Authentication to be endorsed thereon are to be substantially in the forms set forth in Exhibit B hereto.

Section 803.   Form of 2026 Note. The 2026 Notes and the Trustee’s Certificate of Authentication to be endorsed thereon are to be substantially in the forms set forth in Exhibit C hereto.

Section 804.   Form of 2036 Note. The 2036 Notes and the Trustee’s Certificate of Authentication to be endorsed thereon are to be substantially in the forms set forth in Exhibit D hereto.

Section 805.   Form of 2046 Note. The 2046 Notes and the Trustee’s Certificate of Authentication to be endorsed thereon are to be substantially in the forms set forth in Exhibit E hereto.

ARTICLE NINE

ORIGINAL ISSUE AMOUNT OF NOTES

Section 901.   Original Issue Amount of the 2019 Notes. 2019 Notes in the aggregate principal amount of $1,000,000,000 may, upon execution of this Seventh Supplemental Indenture, be executed by the Company and delivered to the Trustee for authentication, and the Trustee shall, upon receipt of a Company Order, authenticate and deliver said 2019 Notes as provided in said Company Order.

Section 902.   Original Issue Amount of the 2021 Notes. 2021 Notes in the aggregate principal amount of $1,000,000,000 may, upon execution of this Seventh Supplemental Indenture, be executed by the Company and delivered to the Trustee for authentication, and the Trustee shall, upon receipt of a Company Order, authenticate and deliver said 2021 Notes as provided in said Company Order.

Section 903.   Original Issue Amount of the 2026 Notes. 2026 Notes in the aggregate principal amount of $1,750,000,000 may, upon execution of this Seventh Supplemental Indenture, be executed by the Company and delivered to the Trustee for authentication, and the Trustee shall, upon receipt of a Company Order, authenticate and deliver said 2026 Notes as provided in said Company Order.

Section 904.   Original Issue Amount of the 2036 Notes. 2036 Notes in the aggregate principal amount of $1,000,000,000 may, upon execution of this Seventh Supplemental Indenture, be executed by the Company and delivered to the Trustee for authentication, and the Trustee shall, upon receipt of a Company Order, authenticate and deliver said 2036 Notes as provided in said Company Order.

Section 905.   Original Issue Amount of the 2046 Notes. 2046 Notes in the aggregate principal amount of $1,250,000,000 may, upon execution of this Seventh Supplemental Indenture, be executed by the Company and delivered to the Trustee for authentication, and the Trustee shall, upon receipt of a Company Order, authenticate and deliver said 2046 Notes as provided in said Company Order.

ARTICLE TEN

MISCELLANEOUS

Section 1001.   Ratification of Indenture. The Indenture, as supplemented by this Seventh Supplemental Indenture, is in all respects ratified and confirmed, and this

Seventh Supplemental Indenture shall be deemed part of the Indenture in the manner and to the extent herein and therein provided.

Section 1002.   Trustee Not Responsible for Recitals. The recitals and statements herein contained are made by the Company and not by the Trustee, and the Trustee assumes no responsibility for the correctness thereof. The Trustee makes no representation as to the validity or sufficiency of this Seventh Supplemental Indenture.

Section 1003.   Governing Law. This Seventh Supplemental Indenture and each Note shall be governed by and construed in accordance with the laws of the State of New York.

Section 1004.   Separability. In case any one or more of the provisions contained in this Seventh Supplemental Indenture or in the Notes shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Seventh Supplemental Indenture or of the Notes, but this Seventh Supplemental Indenture and the Notes shall be construed as if such invalid or illegal or unenforceable provision had never been contained herein or therein.

Section 1005.   Counterparts. This Seventh Supplemental Indenture may be executed in any number of counterparts each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.  The exchange of copies of this Seventh Supplemental Indenture and of signature pages by facsimile or electronic format (i.e., “pdf” or “tif”) transmission shall constitute effective execution and delivery of this Seventh Supplemental Indenture as to the parties hereto and may be used in lieu of the original Seventh Supplemental Indenture for all purposes.  Signatures of the parties hereto transmitted by facsimile or electronic format (i.e., “pdf” or “tif”) shall be deemed to be their original signatures for all purposes.

Section 1006.   Trust Indenture Act. This Seventh Supplemental Indenture is subject to the provisions of the Trust Indenture Act that are required to be part of the Indenture and shall, to the extent applicable, be governed by such provisions.  If any provision in this Seventh Supplemental Indenture limits, qualifies or conflicts with another provision of hereof which is required to be included herein by any provisions of the Trust Indenture Act, such required provision shall control.

IN WITNESS WHEREOF, the parties hereto have caused this Seventh Supplemental Indenture to be duly executed, all as of the day and year first above written.

PFIZER INC.

By:	/s/ Brian Byala
Name: Brian Byala
Title: Senior Vice President and Treasurer

THE BANK OF NEW YORK MELLON, as
Trustee

By:	/s/ Francine Kincaid
Name: Francine Kincaid
Title: Vice President

[Signature Page to Seventh Supplemental Indenture]

EXHIBIT A

FORM OF 2019 NOTE

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to the Company or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

PFIZER INC.

1.700% NOTES DUE 2019

CUSIP No. 717081 EB5

No. [•]

Pfizer Inc., a corporation duly organized and existing under the laws of Delaware (herein called the “Company”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co. or registered assigns, the principal sum of [•] DOLLARS ($[•]) on December 15, 2019, and to pay interest thereon from November 21, 2016 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears, on June 15 and December 15 in each year, beginning June 15, 2017 at the rate of 1.700% per annum until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the June 1 or December 1 (whether or not a Business Day), as the case may be, immediately preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, State of New York, in such coin or currency of the United States as at the time of payment is legal tender for payment of public and private debts.

All payments of principal, premium, if any, and interest in respect of this Security will be made by the Company in immediately available funds.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature of one of its authorized signatories, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

PFIZER INC.

Dated:

By:
Name:
Title:

Attest:
Name:
Title:

Dated:

CERTIFICATE OF AUTHENTICATION
This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

The Bank of New York Mellon, as Trustee

By:
Name:
Title:

[Reverse of Security]

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of January 30, 2001 as supplemented by the seventh supplemental indenture dated as of November 21, 2016 (herein called the “Indenture”, which then shall have the meaning assigned to it in such instrument) between the Company and The Bank of New York Mellon, formerly known as The Bank of New York, as successor to JPMorgan Chase Bank, formerly known as The Chase Manhattan Bank, as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof initially limited in aggregate principal amount to $1,000,000,000.

At the Company’s option, the Securities of this series may be redeemed in whole or in part at any time and from time to time (each, a “Redemption Date”). The redemption price (the “Redemption Price”) of the Securities will be equal to the greater of the following amounts:

(a)                                 100% of the principal amount of the Securities being redeemed on the applicable Redemption Date, and

(b)                                 the sum of the present value of the remaining scheduled payments of principal and interest on the Securities being redeemed on such Redemption Date (not including the amount, if any, of accrued and unpaid interest to, but excluding, such Redemption Date) discounted to such Redemption Date on a semi-annual basis at the Treasury Rate (as defined below), as determined by the Independent Investment Banker (as defined below), plus 10 basis points;

plus, in each case, accrued and unpaid interest on the Securities being redeemed to, but excluding, such Redemption Date.

The Redemption Price will be calculated on the basis of a 360-day year consisting of twelve 30-day months. Once notice of redemption is mailed by the Company, the Securities called for redemption will become due and payable on the applicable Redemption Date at the applicable Redemption Price.

Notice of any redemption of the Securities shall be given in the manner and otherwise in accordance with the provisions of Section 1104 of the Indenture; provided, however, that notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 10 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed, at his address appearing in the Security Register, and that any such notice in lieu of stating the applicable Redemption Price, shall state the manner in which such Redemption Price shall be calculated. If the Company has given notice of redemption as provided in the Indenture and funds for the redemption of the Securities called for redemption have been made available on the Redemption Date referred to in that notice, such Securities will cease to bear interest on such Redemption Date (unless the Company defaults in the payment of the applicable Redemption Price and accrued and unpaid interest). Any interest accrued to such Redemption Date will be paid as specified in such notice.

“Comparable Treasury Issue” means the United States Treasury security selected by the Independent Investment Banker as having a maturity comparable to the remaining term of the applicable Securities to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Securities.

“Comparable Treasury Price” means (A) the average of the Reference Treasury Dealer Quotations for the applicable Redemption Date and applicable Securities to be redeemed, after excluding the highest and lowest of such Reference Treasury Dealer Quotations, or (B) if the Independent Investment Banker obtains fewer than four such Reference Treasury Dealer Quotations, the average of such Reference Treasury Dealer Quotations, or (C) if only one Reference Treasury Dealer Quotation is received, such Reference Treasury Dealer Quotation.

“Independent Investment Banker” means one of the Reference Treasury Dealers appointed by the Company to act as the “Independent Investment Banker.”

“Reference Treasury Dealer” means each of Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and RBC Capital Markets, LLC (or their respective affiliates that are Primary Treasury Dealers), and their respective successors; provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in the United States (a “Primary Treasury Dealer”), the Company will substitute therefor another Primary Treasury Dealer.

“Reference Treasury Dealer Quotation” means, with respect to each Reference Treasury Dealer and any Redemption Date and Securities to be redeemed, the average, as determined by the Independent Investment Banker, of the bid and asked prices for the Comparable Treasury Issue for such Securities (expressed in each case as a percentage of its principal amount) quoted in writing to the Independent Investment Banker by such Reference Treasury Dealer at 5:00 p.m. (New York City time) on the third business day preceding such Redemption Date.

“Treasury Rate” means the rate per annum equal to the semi-annual equivalent yield to maturity of the applicable Comparable Treasury Issue, assuming a price for such Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the applicable Comparable Treasury Price for the applicable Redemption Date.

In connection with any such redemption, each Reference Treasury Dealer shall deliver the Comparable Treasury Price to the Company and the Independent Investment Banker in writing two Business Days prior to the Redemption Date. At or prior to the time of giving of any notice of redemption to the Holders of any Securities to be redeemed, the Company shall deliver an Officers’ Certificate to the Trustee setting forth the calculation of the Redemption Price or the manner in which the Redemption Price shall be calculated, as relevant, applicable to such redemption. The Trustee shall be under no duty to inquire into, may conclusively presume the correctness of, and shall be fully protected in relying upon, the Redemption Price as so calculated or the manner in which the Redemption Price shall be calculated, as relevant, and set forth in such Officers’ Certificate.

The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Security and certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth in the Indenture.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of all series at the time Outstanding affected thereby (voting as one class). The Indenture contains provisions permitting the Holders of not less than a majority in principal amount of the Outstanding Securities of all series, with respect to which any default under the Indenture shall have occurred and be continuing (voting as one class), on behalf of the Holders of all the Outstanding Securities of such series, to waive, with certain exceptions, such past default with respect to such series and its consequences. The Indenture also permits the Holders of not less than a majority in principal amount of the Outstanding Securities of any series, on behalf of the Holders of all Outstanding Securities of such series, to waive compliance by the Company with certain provisions of the Indenture. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange therefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than a majority in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registerable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in denominations of $2,000 and integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested in writing by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

No recourse for the payment of the principal of or any premium or interest on any Security, or for any claim based thereon or otherwise in respect thereof, and no recourse under or upon any obligation, covenant or agreement of the Company in the Indenture or in any supplemental indenture, or in this Security, or because of the creation of any indebtedness represented hereby, shall be had against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or any successor corporation, either directly or through the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that all such liability was expressly waived and released as a condition of, and as consideration for, the execution of the Indenture and is a condition of, and is consideration for, the execution of this Security.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

(Please insert social security or other identifying number of assignee)

(Please print or typewrite name and address including postal zip code of assignee)

the within Security and all rights thereunder, hereby irrevocably constituting and appointing

Attorney to transfer said Securities on the books of the Company with full power of substitution in the premises.

Date:

(Signature Guarantee)

EXHIBIT B

FORM OF 2021 NOTE

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to the Company or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

PFIZER INC.

2.200% NOTES DUE 2021

CUSIP No. 717081 DZ3

No. [•]

Pfizer Inc., a corporation duly organized and existing under the laws of Delaware (herein called the “Company”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co. or registered assigns, the principal sum of [•] DOLLARS ($[•]) on December 15, 2021, and to pay interest thereon from November 21, 2016 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears, on June 15 and December 15 in each year, beginning June 15, 2017 at the rate of 2.200% per annum until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the June 1 or December 1 (whether or not a Business Day), as the case may be, immediately preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, State of New York, in such coin or currency of the United States as at the time of payment is legal tender for payment of public and private debts.

All payments of principal, premium, if any, and interest in respect of this Security will be made by the Company in immediately available funds.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature of one of its authorized signatories, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

PFIZER INC.

Dated:

By:
Name:
Title:

Attest:
Name:
Title:

Dated:

CERTIFICATE OF AUTHENTICATION
This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

The Bank of New York Mellon, as Trustee

By:
Name:
Title:

[Reverse of Security]

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of January 30, 2001 as supplemented by the seventh supplemental indenture dated as of November 21, 2016 (herein called the “Indenture”, which then shall have the meaning assigned to it in such instrument) between the Company and The Bank of New York Mellon, formerly known as The Bank of New York, as successor to JPMorgan Chase Bank, formerly known as The Chase Manhattan Bank, as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof initially limited in aggregate principal amount to $1,000,000,000.

At the Company’s option, the Securities of this series may be redeemed in whole or in part at any time and from time to time (each, a “Redemption Date”). The redemption price (the “Redemption Price”) of the Securities will be equal to the greater of the following amounts:

(a)                                 100% of the principal amount of the Securities being redeemed on the applicable Redemption Date, and

(b)                                 the sum of the present value of the remaining scheduled payments of principal and interest on the Securities being redeemed on such Redemption Date (not including the amount, if any, of accrued and unpaid interest to, but excluding, such Redemption Date) discounted to such Redemption Date on a semi-annual basis at the Treasury Rate (as defined below), as determined by the Independent Investment Banker (as defined below), plus 10 basis points;

plus, in each case, accrued and unpaid interest on the Securities being redeemed to, but excluding, such Redemption Date.

The Redemption Price will be calculated on the basis of a 360-day year consisting of twelve 30-day months. Once notice of redemption is mailed by the Company, the Securities called for redemption will become due and payable on the applicable Redemption Date at the applicable Redemption Price.

Notice of any redemption of the Securities shall be given in the manner and otherwise in accordance with the provisions of Section 1104 of the Indenture; provided, however, that notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 10 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed, at his address appearing in the Security Register, and that any such notice in lieu of stating the applicable Redemption Price, shall state the manner in which such Redemption Price shall be calculated. If the Company has given notice of redemption as provided in the Indenture and funds for the redemption of the Securities called for redemption have been made available on the Redemption Date referred to in that notice, such Securities will cease to bear interest on such Redemption Date (unless the Company defaults in the payment of the applicable Redemption Price and accrued and unpaid interest). Any interest accrued to such Redemption Date will be paid as specified in such notice.

“Comparable Treasury Issue” means the United States Treasury security selected by the Independent Investment Banker as having a maturity comparable to the remaining term of the applicable Securities to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Securities.

“Comparable Treasury Price” means (A) the average of the Reference Treasury Dealer Quotations for the applicable Redemption Date and applicable Securities to be redeemed, after excluding the highest and lowest of such Reference Treasury Dealer Quotations, or (B) if the Independent Investment Banker obtains fewer than four such Reference Treasury Dealer Quotations, the average of such Reference

Treasury Dealer Quotations, or (C) if only one Reference Treasury Dealer Quotation is received, such Reference Treasury Dealer Quotation.

“Independent Investment Banker” means one of the Reference Treasury Dealers appointed by the Company to act as the “Independent Investment Banker.”

“Reference Treasury Dealer” means each of Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and RBC Capital Markets, LLC (or their respective affiliates that are Primary Treasury Dealers), and their respective successors; provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in the United States (a “Primary Treasury Dealer”), the Company will substitute therefor another Primary Treasury Dealer.

“Reference Treasury Dealer Quotation” means, with respect to each Reference Treasury Dealer and any Redemption Date and Securities to be redeemed, the average, as determined by the Independent Investment Banker, of the bid and asked prices for the Comparable Treasury Issue for such Securities (expressed in each case as a percentage of its principal amount) quoted in writing to the Independent Investment Banker by such Reference Treasury Dealer at 5:00 p.m. (New York City time) on the third business day preceding such Redemption Date.

“Treasury Rate” means the rate per annum equal to the semi-annual equivalent yield to maturity of the applicable Comparable Treasury Issue, assuming a price for such Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the applicable Comparable Treasury Price for the applicable Redemption Date.

In connection with any such redemption, each Reference Treasury Dealer shall deliver the Comparable Treasury Price to the Company and the Independent Investment Banker in writing two Business Days prior to the Redemption Date. At or prior to the time of giving of any notice of redemption to the Holders of any Securities to be redeemed, the Company shall deliver an Officers’ Certificate to the Trustee setting forth the calculation of the Redemption Price or the manner in which the Redemption Price shall be calculated, as relevant, applicable to such redemption. The Trustee shall be under no duty to inquire into, may conclusively presume the correctness of, and shall be fully protected in relying upon, the Redemption Price as so calculated or the manner in which the Redemption Price shall be calculated, as relevant, and set forth in such Officers’ Certificate.

The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Security and certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth in the Indenture.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of all series at the time Outstanding affected thereby (voting as one class). The Indenture contains provisions permitting the Holders of not less than a majority in principal amount of the Outstanding Securities of all series, with respect to which any default under the Indenture shall have occurred and be continuing (voting as one class), on behalf of the Holders of all the Outstanding Securities of such series, to waive, with certain exceptions, such past default with respect to such series and its consequences. The Indenture also permits the Holders of not less than a majority in principal amount of the Outstanding Securities of any series, on behalf of the Holders of all Outstanding Securities of such series, to waive compliance by the Company with certain provisions of the Indenture. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange therefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than a majority in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registerable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in denominations of $2,000 and integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested in writing by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

No recourse for the payment of the principal of or any premium or interest on any Security, or for any claim based thereon or otherwise in respect thereof, and no recourse under or upon any obligation, covenant or agreement of the Company in the Indenture or in any supplemental indenture, or in this Security, or because of the creation of any indebtedness represented hereby, shall be had against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or any successor corporation, either directly or through the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that all such liability was expressly waived and released as a condition of, and as consideration for, the execution of the Indenture and is a condition of, and is consideration for, the execution of this Security.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

(Please insert social security or other identifying number of assignee)

 (Please print or typewrite name and address including postal zip code of assignee)

the within Security and all rights thereunder, hereby irrevocably constituting and appointing

Attorney to transfer said Securities on the books of the Company with full power of substitution in the premises.

Date:

(Signature Guarantee)

EXHIBIT C

FORM OF 2026 NOTE

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to the Company or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

PFIZER INC.

3.000% NOTES DUE 2026

CUSIP No. 717081 EA7

No. [•]

Pfizer Inc., a corporation duly organized and existing under the laws of Delaware (herein called the “Company”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co. or registered assigns, the principal sum of [•] DOLLARS ($[•]) on December 15, 2026, and to pay interest thereon from November 21, 2016 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears, on June 15 and December 15 in each year, beginning June 15, 2017 at the rate of 3.000% per annum until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the June 1 or December 1 (whether or not a Business Day), as the case may be, immediately preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, State of New York, in such coin or currency of the United States as at the time of payment is legal tender for payment of public and private debts.

All payments of principal, premium, if any, and interest in respect of this Security will be made by the Company in immediately available funds.

D-1

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature of one of its authorized signatories, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

PFIZER INC.

Dated:

By:
Name:
Title:

Attest:
Name:
Title:

Dated:

CERTIFICATE OF AUTHENTICATION This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

The Bank of New York Mellon, as Trustee

By:
Name:
Title:

[Reverse of Security]

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of January 30, 2001 as supplemented by the seventh supplemental indenture dated as of November 21, 2016 (herein called the “Indenture”, which then shall have the meaning assigned to it in such instrument) between the Company and The Bank of New York Mellon, formerly known as The Bank of New York, as successor to JPMorgan Chase Bank, formerly known as The Chase Manhattan Bank, as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof initially limited in aggregate principal amount to $1,750,000,000.

At the Company’s option, the Securities of this series may be redeemed in whole or in part at any time and from time to time (each, a “Redemption Date”). The redemption price (the “Redemption Price”) of the Securities will be equal to the greater of the following amounts:

(a)           100% of the principal amount of the Securities being redeemed on the applicable Redemption Date, and

(b)           the sum of the present value of the remaining scheduled payments of principal and interest on the Securities being redeemed on such Redemption Date (not including the amount, if any, of accrued and unpaid interest to, but excluding, such Redemption Date) discounted to such Redemption Date on a semi-annual basis at the Treasury Rate (as defined below), as determined by the Independent Investment Banker (as defined below), plus 15 basis points;

plus, in each case, accrued and unpaid interest on the Securities being redeemed to, but excluding, such Redemption Date.

The Redemption Price will be calculated on the basis of a 360-day year consisting of twelve 30-day months. Once notice of redemption is mailed by the Company, the Securities called for redemption will become due and payable on the applicable Redemption Date at the applicable Redemption Price.

Notice of any redemption of the Securities shall be given in the manner and otherwise in accordance with the provisions of Section 1104 of the Indenture; provided, however, that notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 10 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed, at his address appearing in the Security Register, and that any such notice in lieu of stating the applicable Redemption Price, shall state the manner in which such Redemption Price shall be calculated. If the Company has given notice of redemption as provided in the Indenture and funds for the redemption of the Securities called for redemption have been made available on the Redemption Date referred to in that notice, such Securities will cease to bear interest on such Redemption Date (unless the Company defaults in the payment of the applicable Redemption Price and accrued and unpaid interest). Any interest accrued to such Redemption Date will be paid as specified in such notice.

“Comparable Treasury Issue” means the United States Treasury security selected by the Independent Investment Banker as having a maturity comparable to the remaining term of the applicable Securities to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Securities.

“Comparable Treasury Price” means (A) the average of the Reference Treasury Dealer Quotations for the applicable Redemption Date and applicable Securities to be redeemed, after excluding the highest and lowest of such Reference Treasury Dealer Quotations, or (B) if the Independent Investment Banker obtains fewer than four such Reference Treasury Dealer Quotations, the average of such Reference

Treasury Dealer Quotations, or (C) if only one Reference Treasury Dealer Quotation is received, such Reference Treasury Dealer Quotation.

“Independent Investment Banker” means one of the Reference Treasury Dealers appointed by the Company to act as the “Independent Investment Banker.”

“Reference Treasury Dealer” means each of Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and RBC Capital Markets, LLC (or their respective affiliates that are Primary Treasury Dealers), and their respective successors; provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in the United States (a “Primary Treasury Dealer”), the Company will substitute therefor another Primary Treasury Dealer.

“Reference Treasury Dealer Quotation” means, with respect to each Reference Treasury Dealer and any Redemption Date and Securities to be redeemed, the average, as determined by the Independent Investment Banker, of the bid and asked prices for the Comparable Treasury Issue for such Securities (expressed in each case as a percentage of its principal amount) quoted in writing to the Independent Investment Banker by such Reference Treasury Dealer at 5:00 p.m. (New York City time) on the third business day preceding such Redemption Date.

“Treasury Rate” means the rate per annum equal to the semi-annual equivalent yield to maturity of the applicable Comparable Treasury Issue, assuming a price for such Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the applicable Comparable Treasury Price for the applicable Redemption Date.

In connection with any such redemption, each Reference Treasury Dealer shall deliver the Comparable Treasury Price to the Company and the Independent Investment Banker in writing two Business Days prior to the Redemption Date. At or prior to the time of giving of any notice of redemption to the Holders of any Securities to be redeemed, the Company shall deliver an Officers’ Certificate to the Trustee setting forth the calculation of the Redemption Price or the manner in which the Redemption Price shall be calculated, as relevant, applicable to such redemption. The Trustee shall be under no duty to inquire into, may conclusively presume the correctness of, and shall be fully protected in relying upon, the Redemption Price as so calculated or the manner in which the Redemption Price shall be calculated, as relevant, and set forth in such Officers’ Certificate.

The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Security and certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth in the Indenture.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of all series at the time Outstanding affected thereby (voting as one class). The Indenture contains provisions permitting the Holders of not less than a majority in principal amount of the Outstanding Securities of all series, with respect to which any default under the Indenture shall have occurred and be continuing (voting as one class), on behalf of the Holders of all the Outstanding Securities of such series, to waive, with certain exceptions, such past default with respect to such series and its consequences. The Indenture also permits the Holders of not less than a majority in principal amount of the Outstanding Securities of any series, on behalf of the Holders of all Outstanding Securities of such series, to waive compliance by the Company with certain provisions of the Indenture. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange therefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than a majority in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registerable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in denominations of $2,000 and integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested in writing by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

No recourse for the payment of the principal of or any premium or interest on any Security, or for any claim based thereon or otherwise in respect thereof, and no recourse under or upon any obligation, covenant or agreement of the Company in the Indenture or in any supplemental indenture, or in this Security, or because of the creation of any indebtedness represented hereby, shall be had against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or any successor corporation, either directly or through the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that all such liability was expressly waived and released as a condition of, and as consideration for, the execution of the Indenture and is a condition of, and is consideration for, the execution of this Security.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

(Please insert social security or other identifying number of assignee)

(Please print or typewrite name and address including postal zip code of assignee)

the within Security and all rights thereunder, hereby irrevocably constituting and appointing

Attorney to transfer said Securities on the books of the Company with full power of substitution in the premises.

Date:

(Signature Guarantee)

EXHIBIT D

FORM OF 2036 NOTE

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to the Company or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

PFIZER INC.

4.000% NOTES DUE 2036

CUSIP No. 717081 EC3

No. [•]

Pfizer Inc., a corporation duly organized and existing under the laws of Delaware (herein called the “Company”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co. or registered assigns, the principal sum of [•] DOLLARS ($[•]) on December 15, 2036, and to pay interest thereon from November 21, 2016 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears, on June 15 and December 15 in each year, beginning June 15, 2017 at the rate of 4.000% per annum until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the June 1 or December 1 (whether or not a Business Day), as the case may be, immediately preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, State of New York, in such coin or currency of the United States as at the time of payment is legal tender for payment of public and private debts.

All payments of principal, premium, if any, and interest in respect of this Security will be made by the Company in immediately available funds.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature of one of its authorized signatories, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

PFIZER INC.

Dated:

By:
Name:
Title:

Attest:
Name:
Title:

Dated:

CERTIFICATE OF AUTHENTICATION This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

The Bank of New York Mellon, as Trustee

By:
Name:
Title:

[Reverse of Security]

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of January 30, 2001 as supplemented by the seventh supplemental indenture dated as of November 21, 2016 (herein called the “Indenture”, which then shall have the meaning assigned to it in such instrument) between the Company and The Bank of New York Mellon, formerly known as The Bank of New York, as successor to JPMorgan Chase Bank, formerly known as The Chase Manhattan Bank, as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof initially limited in aggregate principal amount to $1,000,000,000.

At the Company’s option, the Securities of this series may be redeemed in whole or in part at any time and from time to time (each, a “Redemption Date”). The redemption price (the “Redemption Price”) of the Securities will be equal to the greater of the following amounts:

(a)           100% of the principal amount of the Securities being redeemed on the applicable Redemption Date, and

(b)           the sum of the present value of the remaining scheduled payments of principal and interest on the Securities being redeemed on such Redemption Date (not including the amount, if any, of accrued and unpaid interest to, but excluding, such Redemption Date) discounted to such Redemption Date on a semi-annual basis at the Treasury Rate (as defined below), as determined by the Independent Investment Banker (as defined below), plus 15 basis points;

plus, in each case, accrued and unpaid interest on the Securities being redeemed to, but excluding, such Redemption Date.

The Redemption Price will be calculated on the basis of a 360-day year consisting of twelve 30-day months. Once notice of redemption is mailed by the Company, the Securities called for redemption will become due and payable on the applicable Redemption Date at the applicable Redemption Price.

Notice of any redemption of the Securities shall be given in the manner and otherwise in accordance with the provisions of Section 1104 of the Indenture; provided, however, that notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 10 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed, at his address appearing in the Security Register, and that any such notice in lieu of stating the applicable Redemption Price, shall state the manner in which such Redemption Price shall be calculated. If the Company has given notice of redemption as provided in the Indenture and funds for the redemption of the Securities called for redemption have been made available on the Redemption Date referred to in that notice, such Securities will cease to bear interest on such Redemption Date (unless the Company defaults in the payment of the applicable Redemption Price and accrued and unpaid interest). Any interest accrued to such Redemption Date will be paid as specified in such notice.

“Comparable Treasury Issue” means the United States Treasury security selected by the Independent Investment Banker as having a maturity comparable to the remaining term of the applicable Securities to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Securities.

“Comparable Treasury Price” means (A) the average of the Reference Treasury Dealer Quotations for the applicable Redemption Date and applicable Securities to be redeemed, after excluding the highest and lowest of such Reference Treasury Dealer Quotations, or (B) if the Independent Investment Banker

obtains fewer than four such Reference Treasury Dealer Quotations, the average of such Reference Treasury Dealer Quotations, or (C) if only one Reference Treasury Dealer Quotation is received, such Reference Treasury Dealer Quotation.

“Independent Investment Banker” means one of the Reference Treasury Dealers appointed by the Company to act as the “Independent Investment Banker.”

“Reference Treasury Dealer” means each of Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and RBC Capital Markets, LLC (or their respective affiliates that are Primary Treasury Dealers), and their respective successors; provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in the United States (a “Primary Treasury Dealer”), the Company will substitute therefor another Primary Treasury Dealer.

“Reference Treasury Dealer Quotation” means, with respect to each Reference Treasury Dealer and any Redemption Date and Securities to be redeemed, the average, as determined by the Independent Investment Banker, of the bid and asked prices for the Comparable Treasury Issue for such Securities (expressed in each case as a percentage of its principal amount) quoted in writing to the Independent Investment Banker by such Reference Treasury Dealer at 5:00 p.m. (New York City time) on the third business day preceding such Redemption Date.

“Treasury Rate” means the rate per annum equal to the semi-annual equivalent yield to maturity of the applicable Comparable Treasury Issue, assuming a price for such Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the applicable Comparable Treasury Price for the applicable Redemption Date.

In connection with any such redemption, each Reference Treasury Dealer shall deliver the Comparable Treasury Price to the Company and the Independent Investment Banker in writing two Business Days prior to the Redemption Date. At or prior to the time of giving of any notice of redemption to the Holders of any Securities to be redeemed, the Company shall deliver an Officers’ Certificate to the Trustee setting forth the calculation of the Redemption Price or the manner in which the Redemption Price shall be calculated, as relevant, applicable to such redemption. The Trustee shall be under no duty to inquire into, may conclusively presume the correctness of, and shall be fully protected in relying upon, the Redemption Price as so calculated or the manner in which the Redemption Price shall be calculated, as relevant, and set forth in such Officers’ Certificate.

The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Security and certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth in the Indenture.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of all series at the time Outstanding affected thereby (voting as one class). The Indenture contains provisions permitting the Holders of not less than a majority in principal amount of the Outstanding Securities of all series with respect to which any default under the Indenture shall have occurred and be continuing (voting as one class), on behalf of the Holders of all the Outstanding Securities of such series, to waive, with certain exceptions, such past default with respect to such series and its consequences. The Indenture also permits the Holders of not less than a majority in principal amount of the Outstanding Securities of any series, on behalf of the Holders of all Outstanding Securities of such series, to waive compliance by the Company with certain provisions of the Indenture. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such

Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange therefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than a majority in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registerable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in denominations of $2,000 and integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested in writing by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

No recourse for the payment of the principal of or any premium or interest on any Security, or for any claim based thereon or otherwise in respect thereof, and no recourse under or upon any obligation, covenant or agreement of the Company in the Indenture or in any supplemental indenture, or in this Security, or because of the creation of any indebtedness represented hereby, shall be had against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or any successor corporation, either directly or through the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that all such liability was expressly waived and released as a condition of, and as consideration for, the execution of the Indenture and is a condition of, and is consideration for, the execution of this Security.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

(Please insert social security or other identifying number of assignee)

(Please print or typewrite name and address including postal zip code of assignee)

the within Security and all rights thereunder, hereby irrevocably constituting and appointing

Attorney to transfer said Securities on the books of the Company with full power of substitution in the premises.

Date:

(Signature Guarantee)

EXHIBIT E

FORM OF 2046 NOTE

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to the Company or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

PFIZER INC.

4.125% NOTES DUE 2046

CUSIP No. 717081 ED1

No. [•]

Pfizer Inc., a corporation duly organized and existing under the laws of Delaware (herein called the “Company”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co. or registered assigns, the principal sum of [•] DOLLARS ($[•]) on December 15, 2046, and to pay interest thereon from November 21, 2016 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears, on June 15 and December 15 in each year, beginning June 15, 2017 at the rate of 4.125% per annum until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the June 1 or December 1 (whether or not a Business Day), as the case may be, immediately preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, State of New York, in such coin or currency of the United States as at the time of payment is legal tender for payment of public and private debts.

All payments of principal, premium, if any, and interest in respect of this Security will be made by the Company in immediately available funds.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature of one of its authorized signatories, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

PFIZER INC.

Dated:

By:
Name:
Title:
Attest:
Name:
Title:

Dated:

CERTIFICATE OF AUTHENTICATION This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

The Bank of New York Mellon, as Trustee

By:
Name:
Title:

[Reverse of Security]

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of January 30, 2001 as supplemented by the seventh supplemental indenture dated as of November 21, 2016 (herein called the “Indenture”, which then shall have the meaning assigned to it in such instrument) between the Company and The Bank of New York Mellon, formerly known as The Bank of New York, as successor to JPMorgan Chase Bank, formerly known as The Chase Manhattan Bank, as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof initially limited in aggregate principal amount to $1,250,000,000.

At the Company’s option, the Securities of this series may be redeemed in whole or in part at any time and from time to time (each, a “Redemption Date”). The redemption price (the “Redemption Price”) of the Securities will be equal to the greater of the following amounts:

(a)                                 100% of the principal amount of the Securities being redeemed on the applicable Redemption Date, and

(b)                                 the sum of the present value of the remaining scheduled payments of principal and interest on the Securities being redeemed on such Redemption Date (not including the amount, if any, of accrued and unpaid interest to, but excluding, such Redemption Date) discounted to such Redemption Date on a semi-annual basis at the Treasury Rate (as defined below), as determined by the Independent Investment Banker  (as defined below), plus 20 basis points;

plus, in each case, accrued and unpaid interest on the Securities being redeemed to, but excluding, such Redemption Date.

The Redemption Price will be calculated on the basis of a 360-day year consisting of twelve 30-day months. Once notice of redemption is mailed by the Company, the Securities called for redemption will become due and payable on the applicable Redemption Date at the applicable Redemption Price.

Notice of any redemption of the Securities shall be given in the manner and otherwise in accordance with the provisions of Section 1104 of the Indenture; provided, however, that notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 10 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed, at his address appearing in the Security Register, and that any such notice in lieu of stating the applicable Redemption Price, shall state the manner in which such Redemption Price shall be calculated. If the Company has given notice of redemption as provided in the Indenture and funds for the redemption of the Securities called for redemption have been made available on the Redemption Date referred to in that notice, such Securities will cease to bear interest on such Redemption Date (unless the Company defaults in the payment of the applicable Redemption Price and accrued and unpaid interest). Any interest accrued to such Redemption Date will be paid as specified in such notice.

“Comparable Treasury Issue” means the United States Treasury security selected by the Independent Investment Banker as having a maturity comparable to the remaining term of the applicable Securities to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Securities.

“Comparable Treasury Price” means (A) the average of the Reference Treasury Dealer Quotations for the applicable Redemption Date and applicable Securities to be redeemed, after excluding the highest and lowest of such Reference Treasury Dealer Quotations, or (B) if the Independent Investment Banker obtains fewer than four such Reference Treasury Dealer Quotations, the average of such Reference

Treasury Dealer Quotations, or (C) if only one Reference Treasury Dealer Quotation is received, such Reference Treasury Dealer Quotation.

“Independent Investment Banker” means one of the Reference Treasury Dealers appointed by the Company to act as the “Independent Investment Banker.”

“Reference Treasury Dealer” means each of Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and RBC Capital Markets, LLC (or their respective affiliates that are Primary Treasury Dealers), and their respective successors; provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in the United States (a “Primary Treasury Dealer”), the Company will substitute therefor another Primary Treasury Dealer.

“Reference Treasury Dealer Quotation” means, with respect to each Reference Treasury Dealer and any Redemption Date and Securities to be redeemed, the average, as determined by the Independent Investment Banker, of the bid and asked prices for the Comparable Treasury Issue for such Securities (expressed in each case as a percentage of its principal amount) quoted in writing to the Independent Investment Banker by such Reference Treasury Dealer at 5:00 p.m. (New York City time) on the third business day preceding such Redemption Date.

“Treasury Rate” means the rate per annum equal to the semi-annual equivalent yield to maturity of the applicable Comparable Treasury Issue, assuming a price for such Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the applicable Comparable Treasury Price for the applicable Redemption Date.

In connection with any such redemption, each Reference Treasury Dealer shall deliver the Comparable Treasury Price to the Company and the Independent Investment Banker in writing two Business Days prior to the Redemption Date. At or prior to the time of giving of any notice of redemption to the Holders of any Securities to be redeemed, the Company shall deliver an Officers’ Certificate to the Trustee setting forth the calculation of the Redemption Price or the manner in which the Redemption Price shall be calculated, as relevant, applicable to such redemption. The Trustee shall be under no duty to inquire into, may conclusively presume the correctness of, and shall be fully protected in relying upon, the Redemption Price as so calculated or the manner in which the Redemption Price shall be calculated, as relevant, and set forth in such Officers’ Certificate.

The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Security and certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth in the Indenture.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of all series at the time Outstanding affected thereby (voting as one class). The Indenture contains provisions permitting the Holders of not less than a majority in principal amount of the Outstanding Securities of all series, with respect to which any default under the Indenture shall have occurred and be continuing (voting as one class), on behalf of the Holders of all the Outstanding Securities of such series, to waive, with certain exceptions, such past default with respect to such series and its consequences. The Indenture also permits the Holders of not less than a majority in principal amount of the Outstanding Securities of any series, on behalf of the Holders of all Outstanding Securities of such series, to waive compliance by the Company with certain provisions of the Indenture. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange therefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than a majority in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registerable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in denominations of $2,000 and integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested in writing by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

No recourse for the payment of the principal of or any premium or interest on any Security, or for any claim based thereon or otherwise in respect thereof, and no recourse under or upon any obligation, covenant or agreement of the Company in the Indenture or in any supplemental indenture, or in this Security, or because of the creation of any indebtedness represented hereby, shall be had against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or any successor corporation, either directly or through the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that all such liability was expressly waived and released as a condition of, and as consideration for, the execution of the Indenture and is a condition of, and is consideration for, the execution of this Security.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

(Please insert social security or other identifying number of assignee)

(Please print or typewrite name and address including postal zip code of assignee)

the within Security and all rights thereunder, hereby irrevocably constituting and appointing

Attorney to transfer said Securities on the books of the Company with full power of substitution in the premises.

Date:

(Signature Guarantee)